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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 19, 1995
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                        The Reynolds and Reynolds Company
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             (Exact name of registrant as specified in its charter)




    Ohio                            0-132                       31-0421120
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(State or other jurisdiction     (Commission                  (IRS Employer
   of incorporation)             File Number)                Identification No.)




115 South Ludlow Street,    Dayton, Ohio                            45402
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(Address of principal executive offices)                          (Zip Code)





Registrant's telephone number, including area code:  513-443-2000
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         N.A.
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(Former name or former address, if changed since last report.)
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Item 5.  Other Events.
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         Effective July 19, 1995, Mr. William H. Seall resigned from the Board of Directors of The Reynolds and Reynolds Company citing personal reasons for his decision.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                               The Reynolds and Reynolds Company



Date:  July 19, 1995                            By:  /s/David R. Holmes
                                                   ----------------------
                                                    David R. Holmes
                                                    Chairman of the Board,
                                                    President and
                                                    Chief Executive Officer




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